UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K /A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2007

American Superconductor Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19672	04-2959321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Technology Drive, Westborough, MA	01581
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 836-4200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Amendment No. 2 to the Current Report on Form 8-K dated January 5, 2007, Windtec Consulting, GmbH (“Windtec”) is restating its consolidated balance sheet as of December 31, 2006 and the related consolidated statement of operations, cash flows and stockholders’ equity for the year then ended as a result of errors related to Windtec’s inadvertent failure to account for one of its contracts entered into during the year ended December 31, 2006 relating to the development of a prototype. The restatement resulted in a reduction of €214,684 (approximately $270,000) in the net income of Windtec for the year ended December 31, 2006 from €746,015 to €531,331. This restatement is more fully described in Note 2, “Restatement of the Consolidated Financial Statements” to the consolidated financial statements of Windtec.

In addition, as a result of the error discussed above, American Superconductor Corporation (“AMSC” or the “Company”) is restating the unaudited condensed combined pro forma balance sheet at December 31, 2006 of the Company and the unaudited condensed combined pro forma statement of operations of the Company for the nine months ended December 31, 2006 and the accompanying notes.

Other than as discussed above, this Amendment No. 2 does not reflect events occurring after the filing of the original Form 8-K dated March 23, 2007 or modify or update disclosures affected by subsequent events.

The financial statements of Windtec and the related opinion of its independent registered public accounting firm and the unaudited pro forma financial information of the Company included in the current report on Form 8-K/A filed by the Company on March 23, 2007 should not be relied upon and are superceded in their entirety by this Amendment No. 2 to the Current Report on Form 8-K.

Item 9.01

(a)	Financial Statements of Businesses Acquired

(i)	Audited Financial Statements for Windtec Consulting, GmbH are filed as Exhibit 99.1 to this Form 8-K/A:

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheet as of December 31, 2006 (restated)

Consolidated Statement of Operations for the year ended December 31, 2006 (restated)

Consolidated Statement of Cash Flows for the year ended December 31, 2006 (restated)

Consolidated Statement of Stockholders’ Equity for the year ended December 31, 2006 (restated)

Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information

(i)	The unaudited condensed combined pro forma balance sheet as of December 31, 2006 of the Company and the unaudited condensed combined pro forma statements of operations of the Company for the nine months ended December 31, 2006 and for the fiscal year ended March 31, 2006 and accompanying notes are filed as Exhibit 99.2 to this Form 8-K/A.

(d)	Exhibits

Exhibit	Description
10.01	Definitive Agreement, dated as of November 28, 2006, by and between American Superconductor Corporation, a Delaware corporation, and Gerald Hehenberger Privatstiftung, a trust incorporated according to the laws of Austria, which owned all of the issued and outstanding nominal share capital of Windtec Consulting, GmbH, a corporation incorporated according to the laws of Austria. (Incorporated by reference to Exhibit 10.01 of the Company’s Form 8-K, filed with the SEC on November 29, 2006, File No. 000-19672).

23.1	Consent of PwC Wirtschaftsprüfung AG

99.1	Audited consolidated balance sheet of Windtec Consulting, GmbH, as of December 31, 2006 and a statement of operations for the year ended December 31, 2006.

99.2	The unaudited condensed combined pro forma balance sheet as of December 31, 2006 of the Company; and, the unaudited condensed combined pro forma statements of operations of the Company for the nine months ended December 31, 2006 and for the fiscal year ended March 31, 2006 and accompanying notes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 14, 2007

AMERICAN SUPERCONDUCTOR CORP.

By:	/s/ Thomas M. Rosa
Thomas M. Rosa
Vice President and Chief Financial Officer

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